SUPPLEMENT DATED JANUARY 15, 1998
                              TO THE PROSPECTUS OF

                       TEMPLETON DEVELOPING MARKETS TRUST
                                DATED MAY 1, 1997

The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended to add the following new category 6 to the list of sales charge waiver categories. The waiver categories numbered 6 through 16 in the prospectus are renumbered accordingly:

     6. Tender proceeds from the Templeton Vietnam Opportunities Fund, Inc. if you have directed the proceeds to be invested in the Fund under the terms of the "Offer to Purchase" dated December 19, 1997.